                                                                    Exhibit 10.7

                                PROMISSORY NOTE

$250,000.00                                             Eden Prairie, Minnesota
                                                                  June 26, 1998

FOR VALUE RECEIVED, the undersigned, Grandchildren's Realty Alternative Management Program I L.P., a Minnesota limited partnership ("Maker"), hereby agrees and promises to pay to the order of VirtualFund.com, Inc., a Minnesota corporation ("Holder"), at its address of 7090 Shady Oak Road, Eden Prairie, MN 55344, or at any other place designated by the Holder hereof, in lawful money of the United States, the principal sum of Two Hundred Fifty Thousand Dollars and No Cents ($250,000.00), with interest thereon at the rate of two percent (2%) above the Prime Rate (as herein defined). The term "Prime Rate" as used herein means an annual interest rate equal to the rate per annum publicly announced by Norwest Bank, N.A. or any successor thereto ("Norwest") as being its prime rate. The Prime Rate shall change automatically, without notice and simultaneously, with each change in the per annum rate announced by Norwest. The principal amount and interest accruing hereunder shall be due and payable on February 25, 1999. This Note may be prepaid without penalty, in whole or in part, at any time and from time to time prior to February 25, 1999. This Note is secured by a Guaranty of even date herewith made by Melvin L. Masters and by a Pledge Agreement of even date herewith between Maker and Holder.

This Note shall be due and payable (together with unpaid interest) immediately, without demand or notice thereof, if a petition in bankruptcy is filed by or against the Maker under the United States Bankruptcy Code, as amended, and such petition is not withdrawn or dismissed within thirty (30) days.

The Maker agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced. This Note is a Minnesota contract and Holder may seek to enforce it in any court sitting in the State of Minnesota, and Maker specifically consents to both the subject matter and personal jurisdiction of such courts. Service of process may be made by registered or certified mail in addition to the methods allowed by law.

Maker waives its rights for presentment, demand for payment, notice of dishonor or protest.


GRANDCHILDREN'S REALTY ALTERNATIVE
MANAGEMENT PROGRAM I L.P.


By:____________________________
Its:___________________________


Maker's Address:  ________________________
                  ________________________

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT is entered into and effective as of June ___, 1998, by Grandchildren's Realty Alternative Management Program I L.P., a Minnesota limited partnership (the "Pledgor") and an affiliate of Melvin L. Masters (the "Masters"), in favor of VirtualFund.com, Inc., a Minnesota corporation (the "Secured Party").

     A. The Pledgor has issued a promissory note of even date herewith (the "Note") payable to the order of the Secured Party in the original principal amount of Two Hundred Fifty Thousand Dollars and No Cents ($250,000.00) in connection with a loan from the Secured Party to the Pledgor (the "Loan").

     B. Masters, as the sole shareholder of the general partner of the Pledgor, will benefit indirectly from the Loan and, as such, has agreed to guaranty payment of the Note pursuant to the terms of a guaranty executed by Masters on the date hereof (the "Guaranty").

     C. To secure the obligations of Masters under the Guaranty and the obligations of the Pledgor under the Note, the Secured Party requires that the Pledgor grant the Secured Party a security interest in Eighty Thousand Nine Hundred Ninety-Three (80,993) shares of common stock of the Secured Party owned by the Pledgor (the "Shares") in accordance with this Pledge Agreement, and the Pledgor agrees to grant the Secured Party such a security interest.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

     1.  Terms of Pledge.
         ---------------

     (a) Pledge. The Pledgor does hereby pledge and grant to the Secured Party a security interest in all of the following described property (the "Collateral"):

          (1)  The Shares; and

          (2) The proceeds of any dividend or other distribution attributable to the Shares (payable other than in cash) or any shares of stock or securities of the Company or of another corporation payable with respect to the Shares in connection with any change in the corporate structure or shares of the Company or pursuant to any merger or recapitalization or otherwise.

     (b) Delivery of Collateral. The Secured Party hereby acknowledges receipt of the certificate evidencing the Collateral together with a stock power therefor duly endorsed. The Pledgor agrees to deliver promptly to the Secured Party, in the exact form received, all securities and other property which come into the possession, custody or control of the Pledgor which would be included within the definition of Collateral in Section 1(a) above.

     (c) Actions Prior to an Event of Default. Until the occurrence of an Event of Default (as defined in Section 3(a) below) the Pledgor will have the sole right (a) to vote the securities constituting the Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast, or consent, waiver or ratification given or action taken that would violate or not comply with any of the terms and provisions of this Pledge Agreement; and (b) to receive any and all cash dividends declared and paid on the securities constituting the Collateral that are not otherwise in violation of any of the terms and provisions of this Pledge Agreement.

     (d) Termination of Security Interest and Return of Collateral. Upon such date as the entire principal sum and all accrued interest on the Note shall have been paid in full, (i) all of the Collateral shall automatically, and without any further action of the parties hereto, be released from the security interest of the Secured Party created by this Pledge Agreement and (ii) the Secured Party shall deliver the certificate or certificates representing the Collateral to the Pledgor.

     2.  Representations, Warranties And Covenants of the Pledgor.
         --------------------------------------------------------

     (a) Power and Authority to Pledge. The Pledgor has full power and authority to execute and deliver this Pledge Agreement and to perform the Pledgor's obligations hereunder.

     (b) Enforceability. This Pledge Agreement is the valid and binding obligation of the Pledgor, enforceable against the Pledgor according to its terms, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights and remedies and the judicial limitations on the right to specific performance. Upon delivery of the Shares to the Secured Party, this Pledge Agreement shall create a valid first lien upon, and perfected security interest in, the Shares.

     (c) Title to Collateral. The Pledgor warrants and represents to the Secured Party that it holds title to the Collateral free and clear of any liens, encumbrances, security interests and restrictions on transfer and assignment thereof, except for the security interest created by this Pledge Agreement and as required by federal and state securities laws.

     (d) Preservation of Rights on Collateral. The Pledgor will take any action necessary to preserve redemption, conversion, warrant, preemptive or other rights (and be aware of the dates limiting the exercise of such rights) concerning the Collateral.

     (e) Maintenance of Security Interest. The Pledgor will do and enact all things deemed necessary or appropriate by the Secured Party from time to time to establish, determine priority of, perfect, continue perfection, terminate and enforce the Secured Party's interest in the Collateral and the Secured Party's rights under this Pledge Agreement.

     3.  Events of Default and Remedies.
         ------------------------------

     (a) Events of Default. The occurrence of one or more of the following shall constitute an "Event of Default" hereunder:

          (1) The Pledgor defaults in the performance or observance of any of the terms or covenants in this Pledge Agreement unless cured within ten
     (10) days of notice of such occurrence from the Secured Party;

          (2) Any representation or warranty made by the Pledgor in this Pledge Agreement is untrue in any material respect unless cured within ten (10) days of notice of such occurrence from the Secured Party;

          (3)  Any default under the Note; or

          (4) Any default or failure to perform under the Guaranty.

     (b) Secured Party's Right to Sell Collateral. Upon the occurrence of an Event of Default, the Collateral shall be forfeited by the Pledgor to the Secured Party unless the Secured Party, in its sole discretion, permits the Pledgor to continue to make payments under the Note and to retain his rights and interest in the Collateral. The Secured Party shall be entitled to sell the Collateral upon ten (10) business days' written notice to Pledgor, at a private sale. Thereafter the Collateral shall be held by the Secured Party for its own account and the Secured Party may cause the Collateral to be registered in its name and, to the extent permitted by law, may vote the Collateral (whether or not transferred or registered in the name of the Secured Party) and give all consents, waivers and ratifications in respect thereof, and may receive all dividends, interest and other distributions thereon. The Secured Party may limit sales to purchasers who are acquiring for investment and not with any view to distribution and may condition any sale or sales upon restriction against future transfers to the extent that the Secured Party as it may be advised by counsel as necessary to protect the Secured Party from any liability under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities laws, and any like or similar laws now or hereafter in effect.

     (c) Rights Cumulative. All rights and remedies of the Secured Party hereunder are in addition to rights and remedies afforded the Secured Party under the Note, any other document or under law. All remedies are cumulative and may be exercised by the Secured Party concurrently or consecutively. No failure or omission of the Secured Party to exercise any such right or remedy shall constitute a waiver thereof.

     4. Termination. Upon payment in full of the obligations under the Note, this Pledge Agreement and the security interest granted herein shall terminate and be of no further force and effect, and the Secured Party shall thereupon promptly return to the Pledgor such of the Collateral and such other documents delivered by the Pledgor as may then be in the Secured Party's possession.

     5. Application of Proceeds. The proceeds of any sale of the Collateral shall be applied as follows:

          (a) First, to the payment of the costs and expenses of such sale, and all expenses (including reasonable fees and expenses of counsel);

          (b) Second, to the payment of all amounts owing under the Note; and

          (c) Finally, to the payment to Pledgor, or to its successors and asigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     6.  Miscellaneous.

          (a) Agreement Binding. This Pledge Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Pledgor and the Secured Party. This Pledge Agreement may not be assigned by either party without the prior written consent of the other party.

          (b) Severability. In the event that one or more provisions of this Pledge Agreement should be declared to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions herein shall not in any way be affected or impaired thereby.

          (c) Survival of Representations. All representations and warranties made herein are, and shall continue to be, true and correct in all material respects until the Note is paid in full.

          (d) Notices. All notices and other communications required or permitted to be given hereunder shall be given and become effective when deposited in the U.S. Mail postage prepaid, return receipt requested addressed to the parties at the addresses of the parties set forth in the stock records of the Company, or such other address as the parties may designate from time to time.

          (e) Governing Law. This Pledge Agreement shall be construed, interpreted and governed according to the laws of the State of Minnesota.

          (f) Nature of Obligations. The obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, lessened or otherwise affected by, any circumstance or occurrence whatsoever, whether or not the Pledgor shall have notice or knowledge, including, without limitation, (a) any renewal, extension, substitution, amendment or modification of or addition or supplement to or deletion from the Note, the Guaranty, this Pledge Agreement or any permitted assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note, the Guaranty, this Pledge Agreement, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the

     Note or this Pledge Agreement; (c) any furnishing of any additional collateral or security to the Secured Party or its assignee or any acceptance thereof or any release of any collateral or security in whole or in part by the Secured Party or its assignee under this Pledge Agreement or otherwise; (d) any limitation on any party's liability or obligations under the Note, the Guaranty or under this Pledge Agreement or any invalidity or unenforceability, in whole or in part, or any such instrument or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, or any action taken with respect to this Pledge Agreement, the Guaranty or the Note by any trustee or receiver, or by any court, in any such proceeding.

     IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the day and year first above written.


GRANDCHILDREN'S REALTY ALTERNATIVE
MANAGEMENT PROGRAM I L.P.


By:____________________________
Its:___________________________



VIRTUALFUND.COM, INC.


By:____________________________
Its:___________________________

                                   GUARANTY


IN CONSIDERATION OF and in order to induce VIRTUALFUND.COM, INC., a Minnesota corporation (the "Company"), to extend credit to GRANDCHILDREN'S REALTY ALTERNATIVE MANAGEMENT PROGRAM I L.P., a Minnesota limited partnership (the "Borrower"), Melvin L. Masters (the "Guarantor") does hereby:

1. Unconditionally and absolutely guarantee to the Company the full and prompt payment, when due, of all indebtedness, obligation and liability of whatsoever nature of the Borrower to the Company, whether now existing or hereafter created and whether due or to become due, absolute or contingent, direct or indirect, or joint or joint and several, including, without limitation, indebtedness, obligation and liability created or arising under that certain promissory note of Borrower, dated of even date herewith, in the original principal amount of $250,000.00 payable to the order of the Company (such indebtedness, obligation and liability herein collectively referred to as the "Obligations"), and the prompt and full performance of all other duties of the Borrower to the Company, together with any and all costs and expenses of and incidental to the collection of the Obligations or the enforcement of this Guaranty, including, but not limited to, reasonable attorneys' fees.

2. Waive presentment, demand, notice of nonpayment, protest and notice of protest on the Obligations and notice of the creation of the Obligations by the Borrower.

3. Agree that the Company may from time to time, without notice to the Guarantor, extend, modify, renew, or compromise the Obligations and the liability of the Guarantor under this Guaranty, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the liability of the Guarantor under this Guaranty.

4. Agree that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to the Borrower, or (ii) any event or any conduct or action of the Borrower to the Company or any other party, which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

5. Agree that the Company is expressly authorized to forward any or all collateral and security which may at any time be placed with it by the Borrower or the Guarantor or any other person, directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender, or modify the terms of, such collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder; that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect, or omission on the part of the Company to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by the Company of any other guaranty or guaranties to secure the Obligations, nor by taking by the Company of collateral or security of any kind nor by any act or failure to act whatsoever which but for this provision might or could in law or in equity act to release or reduce the Guarantor's liabilities hereunder; and that no failure or delay on the part of the Company in exercising any right or remedy hereunder shall operate as or constitute a waiver of such right or remedy; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

6. Agree that so long as any portion of the Obligations are due and owing or to become due and owing by the Borrower to the Company, the Guarantor shall not, without the prior written consent of the Company, collect or seek to collect from the Borrower any claim acquired by the Guarantor through payment of any part of the Obligations, whether by subrogation or otherwise.

7. Waive any rights of subrogation, indemnity, reimbursement and contribution which would otherwise arise or be acquired by the Guarantor by reason of payment by the Guarantor of any part of the Obligations.

8. Agree that the liability of the Guarantor hereunder shall be reinstated to the extent the Company is required at any time to disgorge or repay any amounts then previously received in payment of the Obligations, for any reason, including, without limitation, amounts recovered pursuant to preference claims in connection with bankruptcy proceedings of the Borrower.

9. Agree that this Guaranty shall inure to the benefit of the Company and its successors, assigns, and legal representatives and that the Guarantor shall have no right to assign or otherwise transfer his rights and obligations under this Guaranty to any third party without the prior written consent of the Company; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

10. Agree that the Guarantor may be joined in any action or proceeding commenced against the Borrower in connection with or based upon the Obligations and recovery may be had against the Guarantor in any such action or proceeding or in any independent action or proceeding against the Guarantor under this Guaranty should the Borrower fail to duly and punctually pay any of the principal of or interest on the Obligations, without any requirement that the Company first resort for payment or performance to, or assert, prosecute, or exhaust any remedy or claim against, the Borrower or any other person or entity.

11. Agree that this Guaranty shall be deemed a contract made under and pursuant to the laws of the state of Minnesota and shall be governed by and construed under the laws of such state and that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty or any part thereof shall be prohibited by or invalid under applicable law, such provision shall be ineffective without invalidating the remainder of such provision or the remaining provisions of the Guaranty.

12. Agree that all notices pursuant to this Guaranty shall be given by facsimile or by notice in writing, hand-delivered or sent by first-class mail, postage prepaid, to the parties hereto at the following addresses:

     The Company:      VirtualFund.com, Inc.
                       7090 Shady Oak Road
                       Eden Prairie, MN  55344
                       Attention:  General Counsel

     The Guarantor:    Melvin L. Masters
                       3213 South Duluth Avenue
                       Sioux Falls, SD  57105

or to such other number or address as such party shall designate in a written notice to the other party. All such notices shall be effective upon delivery to the designated address.

13.  Represent, acknowledge and agree that:
          (a) The Company's willingness, upon receipt of this Guaranty, to extend credit to the Borrower would also inure to the benefit of the Guarantor and constitutes good and valuable consideration to the Guarantor; and

          (b) The Company may from time to time determine at its sole discretion that the financial condition of the Borrower and/or the Guarantor is not adequate to support additional extensions of credit to the Borrower and that the Company may request additional assurances of payment and of the Borrower's ability to pay the Obligations to the Company, and if such assurances are not forthcoming, may refuse to extend additional credit to the Borrower without in any way affecting the liability of the Guarantor hereunder.

Dated as of the ____ day of June, 1998.


                                                       ________________________
                                                       Melvin L. Masters
STATE OF______________________)
                              ) ss.
COUNTY OF_____________________)

This instrument was acknowledged before me this _______ day of June, 1998, by Melvin L. Masters.

                                                       ________________________
                                                       Notary Public

                                       3